EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report on Form 10-Q for the nine months ended September 30, 2008 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sherry L. Spurlock, Chief Financial Officer South Texas Oil Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2008
/s/ Sherry L. Spurlock
Sherry L. Spurlock
Chief Financial Officer